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                                                                  EXHIBIT 10.163

                                                THE IMMUNE RESPONSE CORPORATION


[ ]                                             NOTICE OF GRANT OF STOCK OPTIONS

[ ]                                             ID: 33-0255679

                                                AND OPTION AGREEMENT

[ ]                                             5931 Darwin Court


[ ]                                             Carlsbad, CA  92008



JOHN N. BONFIGLIO                               OPTION NUMBER:     00003389
13195 SEAGROVE STREET                           PLAN:              2003
SAN DIEGO, CA 92130                             ID:                ###-##-####



Effective 12/1/2004, you have been granted a(n) Non-Qualified Stock Option to buy 75,000 shares of The Immune Response Corporation (the Company) stock at $1.3400 per share.

The total option price of the shares granted is $100,500.00.

Shares in each period will become fully vested on the date shown.

               Shares         Vest Type         Full Vest         Expiration

                     75,000     On Vest Date         12/1/2004      12/1/2014












By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.



/s/ Michael K. Green
-----------------------------------
The Immune Response Corporation                      Date      March 4, 2005
                                                               -------------

/s/ John N. Bonfiglio
-----------------------------------
John N. Bonfiglio                                    Date      March 4, 2005
                                                               -------------
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IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY
INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE CALIFORNIA CORPORATIONS COMMISSIONER OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                         THE IMMUNE RESPONSE CORPORATION
                                 2003 STOCK PLAN
                                OPTION AGREEMENT
                                (STANDARD GRANT)

THE IMMUNE RESPONSE CORPORATION (the "Company"), pursuant to its 2003 Stock Plan as adopted by the Board of Directors of the Company effective February 25, 2003 (the "Plan"), grants to Optionholder the right to purchase the number of shares of the Company's Common Stock set forth in the Notice of Grant of Stock Options ("Grant Notice") delivered with this document to Optionholder, on the terms and conditions set forth below and in the Grant Notice and the Plan (such right is hereinafter referred to as the "Option"). This document and the Grant Notice together comprise the option agreement for the Option (this "Option Agreement").

                          GENERAL TERMS AND CONDITIONS

The Option is granted subject to the following terms and conditions. Defined terms not explicitly defined in this Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

1. NUMBER OF SHARES AND EXERCISE PRICE. The Option may only be exercised for whole shares of Common Stock, up to the total number of shares of Common Stock set forth in the Grant Notice. The number of shares of Common Stock subject to the Option and Optionholder's exercise price per share referenced in Optionholder's Grant Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

2. VESTING. Subject to the limitations contained herein and in the Plan, the Option will vest as provided in the vesting schedule set forth in the Grant Notice, provided that Optionholder continues his or her Service with the Company during such vesting schedule, until fully vested or terminated under the terms of this Option Agreement and the Plan. The vesting of the Option shall cease upon termination of Optionholder's Service with the Company.

3. EXERCISABILITY OF THE OPTION. Optionholder may exercise only the vested portion of the Option during its term by delivering a Notice of Exercise (on such terms and on such form as may be designated by the Company) together with the consideration for the exercise of the Option to the address provided in the form of Notice of Exercise, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. The Notice of Exercise must specify the number of shares of Common Stock to be purchased by Optionholder upon the exercise of the Option and how such shares shall be registered. The Notice of Exercise shall be effective upon receipt by the Company.

4.       METHOD OF PAYMENT.

         (A) Payment of the exercise price is due in full upon exercise of all or any part of the Option. Optionholder may elect to make payment of the exercise price:

(i)      by personal check, cashier's check or money order;

(ii) by cashless exercise, whereby Optionholder provides irrevocable direction to a securities broker approved by the Company to sell Common Shares underlying the Option and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise
         Price and any withholding taxes;

(iii) by delivery and surrender to the Company of already-owned shares of Common Stock either that Optionholder has held for the period required to avoid a charge to the Company's reported earnings (generally six months) or that Optionholder did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.
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"Delivery" for these purposes, in the sole discretion of the Company at the time
Optionholder exercises the Option, shall include delivery to the Company of Optionholder's attestation of ownership of such shares of Common Stock in a form approved by the Company.

         (B) Notwithstanding the foregoing, Optionholder may not exercise the Option by a cashless exercise or tender to the Company of Common Stock to the extent such cashless exercise or tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, Optionholder may not exercise the Option unless the Company determines that (i) such exercise would be in material compliance with applicable laws and regulations, and (ii) shares of Common Stock issuable upon such exercise are then registered under the Securities Act or such exercise and issuance would be exempt from the registration requirements of the Securities Act and of any applicable state securities laws.

6. RESTRICTIONS ON RESALE. Notwithstanding anything to the contrary contained herein, Optionholder may not sell any shares issued upon exercise of the Option at such time that applicable law or Company policy may prohibit such a sale. This restriction on resale shall be applicable until the termination of the Optionholder's Service.

7. TAX WITHHOLDING OBLIGATIONS. At the time Optionholder exercises the Option and as a condition for the exercise of the Option, in whole or in part, or at any time thereafter as requested by the Company, Optionholder hereby authorizes withholding from payroll and any other amounts payable to Optionholder, and otherwise agrees to make adequate provision for (including by means of a "cashless exercise"), any sums required to satisfy the applicable federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the Option.

8. TERM. Optionholder may not exercise the Option before the commencement of its term or after its term expires. The term of the Option commences on the Date of Grant and expires upon the EARLIEST of the following:

(i) ninety (90) days after the termination of Optionholder's Service for any reason other than for Optionholder's disability or death, provided that if during any part of such ninety (90) day period the Option is not exercisable solely because of the condition set forth in Section 5 relating to "Securities Law Compliance," the Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of ninety (90) days after the termination of Optionholder's Service;

(ii) six (6) months after the termination of Optionholder's Service due to Optionholder's disability;

(iii) six (6) months after Optionholder's death if Optionholder dies either during Optionholder's Service or within ninety (90) days after Optionholder's Service terminates;

(iv)     the Expiration Date indicated in the Grant Notice; or

(v) the day before the tenth (10th) anniversary of the date of grant of the Option.

9. NONSTATUTORY STOCK OPTION. The Option is a nonstatutory stock option and not an incentive stock option within the meaning of that term in
         Section 422 of the Internal Revenue Code of 1986, as amended

10. OPTION NOT A SERVICE CONTRACT. Neither the Option nor this Option Agreement is an employment or service contract, and nothing in the Option Agreement or the Plan shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that Optionholder might have as an employee, Director or Consultant for the Company or an Affiliate.

11. CONTROLLING DOCUMENTS. In the event of any conflict among this document, the Grant Notice and the Plan, the provisions of the Plan shall supersede the provisions of this document and the Grant Notice, and the provisions of this document shall supersede the provisions of the Grant Notice.

12. APPLICABLE LAW. This Option Agreement shall be governed by, and construed in accordance with the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.
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THE IMMUNE RESPONSE CORPORATION              OPTIONHOLDER

By:  /s/ Michael K. Green                    /s/ John N. Bonfiglio
     ------------------------------------    -----------------------------------
                         Signature                            Signature

Title: Vice President, Finance and CFO       Date:  March 4, 2005
       -------------------------------              ----------------------------

Date:  March 4, 2005
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